                                                               Sub-Item 77Q1(a)

                               AMENDMENT NO. 22
                        TO SECOND AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                          AIM COUNSELOR SERIES TRUST
                       (INVESCO COUNSELOR SERIES TRUST)

       This Amendment No. 22 (the "Amendment") to the Second Amended and Restated Agreement and Declaration of Trust of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the "Trust") amends, effective September 24, 2012, the Second Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

       Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

   WHEREAS, the Trust desires to amend the Agreement to (i) add Class R5 and Class R6 Shares to select funds, (ii) change the names of Invesco Van Kampen American Franchise Fund to Invesco American Franchise Fund, Invesco Van Kampen Equity and Income Fund to Invesco Equity and Income Fund, Invesco Van Kampen Growth and Income Fund to Invesco Growth and Income Fund, Invesco Van Kampen Pennsylvania Tax Free Income Fund to Invesco Pennsylvania Tax Free Income Fund, and Invesco Van Kampen Small Cap Growth Fund to Invesco Small Cap Discovery
Fund and (iii) change the name of Institutional Class Shares to Class R5 Shares;

       NOW, THEREFORE, the Agreement is hereby amended as follows:

   1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

   2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

   3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of July 16, 2012.

                                          By:     /s/ John M. Zerr
                                                  ------------------------------
                                          Name:   John M. Zerr
                                          Title:  Senior Vice President

                                   EXHIBIT 1

                                  "SCHEDULE A
          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
                        PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                CLASSES OF EACH PORTFOLIO
---------                                -------------------------
Invesco California Tax-Free Income Fund   Class A Shares
                                          Class B Shares
                                          Class C Shares
                                          Class Y Shares

Invesco Core Plus Bond Fund               Class A Shares
                                          Class B Shares
                                          Class C Shares
                                          Class R Shares
                                          Class R5 Shares
                                          Class R6 Shares
                                          Class Y Shares

Invesco Equally-Weighted S&P 500 Fund     Class A Shares
                                          Class B Shares
                                          Class C Shares
                                          Class R Shares
                                          Class R6 Shares
                                          Class Y Shares

Invesco Floating Rate Fund                Class A Shares
                                          Class C Shares
                                          Class R Shares
                                          Class R5 Shares
                                          Class R6 Shares
                                          Class Y Shares

Invesco S&P 500 Index Fund                Class A Shares
                                          Class B Shares
                                          Class C Shares
                                          Class Y Shares

Invesco Global Real Estate Income Fund    Class A Shares
                                          Class B Shares
                                          Class C Shares
                                          Class R5 Shares
                                          Class R6 Shares
                                          Class Y Shares

Invesco U.S. Quantitative Core Fund       Class A Shares
                                          Class B Shares
                                          Class C Shares
                                          Class R Shares
                                          Class R5 Shares
                                          Class R6 Shares
                                          Class Y Shares
                                          Investor Class Shares

Invesco American Franchise Fund            Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Class R5 Shares
                                           Class R6 Shares
                                           Class Y Shares

Invesco Equity and Income Fund             Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Class R5 Shares
                                           Class R6 Shares
                                           Class Y Shares

Invesco Growth and Income Fund             Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class R Shares
                                           Class R5 Shares
                                           Class R6 Shares
                                           Class Y Shares

Invesco Pennsylvania Tax Free Income Fund  Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class R6 Shares
                                           Class Y Shares

Invesco Small Cap Discovery Fund           Class A Shares
                                           Class B Shares
                                           Class C Shares
                                           Class R5 Shares
                                           Class R6 Shares
                                           Class Y Shares"

                                                               SUB-ITEM 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Municipal Income Trust, Invesco California Municipal Securities, Invesco California Quality Municipal Securities, Invesco High Yield Investments Fund, Inc., Invesco Municipal Income Opportunities Trust, Invesco Municipal Income Opportunities Trust II, Invesco Municipal Income Opportunities Trust III, Invesco Municipal Premium Income Trust, Invesco New York Quality Municipal Securities, Invesco Quality Municipal Income Trust, Invesco Quality Municipal Investment Trust, Invesco Quality Municipal Securities, Invesco Value Municipal Bond Trust, Invesco Value Municipal Income Trust, Invesco Value Municipal Securities, Invesco Value Municipal Trust, and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

       i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

       ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

       iii. The Waiver will not apply to cash collateral for securities lending.

       For purposes of the paragraph above, the following terms shall have the following meanings:

       (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

       (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

   2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   The Boards of Trustees and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA MUNICIPAL INCOME TRUST
       INVESCO CALIFORNIA MUNICIPAL SECURITIES
       INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES
       INVESCO HIGH YIELD INVESTMENTS FUND, INC.
       INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II
       INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III
       INVESCO MUNICIPAL PREMIUM INCOME TRUST
       INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO QUALITY MUNICIPAL INVESTMENT TRUST
       INVESCO QUALITY MUNICIPAL SECURITIES
       INVESCO VALUE MUNICIPAL BOND TRUST

       INVESCO VALUE MUNICIPAL INCOME TRUST
       INVESCO VALUE MUNICIPAL SECURITIES
       INVESCO VALUE MUNICIPAL TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

     AIM EQUITY FUNDS
      (INVESCO EQUITY                                                        EFFECTIVE EXPIRATION
          FUNDS)                           WAIVER DESCRIPTION                  DATE       DATE
---------------------------- ----------------------------------------------- --------- ----------
Invesco Constellation Fund   Invesco will waive advisory fees to the extent  3/27/2006 12/31/2012 necessary so that advisory fees Invesco
                             receives do not exceed the annualized rates
                             listed below.
                             0.695% of the first $250M
                             0.615% of the next $4B
                             0.595% of the next $750M
                             0.57% of the next $2.5B
                             0.545% of the next $2.5B
                             0.52% of the excess over $10B


    AIM TREASURER'S
     SERIES TRUST
 (INVESCO TREASURER'S                                                    EFFECTIVE EXPIRATION
     SERIES TRUST)                     WAIVER DESCRIPTION                  DATE       DATE
------------------------ ----------------------------------------------- --------- ----------
Premier Portfolio        Invesco will waive advisory fees in the amount  2/1/2011  12/31/2012 of 0.07% of the Fund's average daily net
                         assets
Premier U.S. Government  Invesco will waive advisory fees in the amount  2/1/2011  12/31/2012
  Money Portfolio        of 0.07% of the Fund's average daily net
                         assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                              EFFECTIVE DATE   COMMITTED UNTIL
---------                                             ----------------- ---------------
Invesco California Tax-Free Income Fund               February 12, 2010  June 30, 2013
Invesco Core Plus Bond Fund                             June 2, 2009     June 30, 2013
Invesco Equally-Weighted S&P 500 Fund                 February 12, 2010  June 30, 2013
Invesco Floating Rate Fund                              July 1, 2007     June 30, 2013
Invesco S&P 500 Index Fund                            February 12, 2010  June 30, 2013
Invesco Global Real Estate Income Fund                  July 1, 2007     June 30, 2013
Invesco U.S. Quantitative Core Fund                     July 1, 2007     June 30, 2013
Invesco Van Kampen American Franchise Fund            February 12, 2010  June 30, 2013
Invesco Van Kampen Equity and Income Fund             February 12, 2010  June 30, 2013
Invesco Van Kampen Growth and Income Fund             February 12, 2010  June 30, 2013
Invesco Van Kampen Pennsylvania Tax Free Income Fund  February 12, 2010  June 30, 2013
Invesco Van Kampen Small Cap Growth Fund              February 12, 2010  June 30, 2013

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                  EFFECTIVE DATE COMMITTED UNTIL
---------                                  -------------- ---------------
Invesco Charter Fund                       July 1, 2007    June 30, 2013
Invesco Constellation Fund                 July 1, 2007    June 30, 2013
Invesco Disciplined Equity Fund            July 14, 2009   June 30, 2013
Invesco Diversified Dividend Fund          July 1, 2007    June 30, 2013
Invesco Summit Fund                        July 1, 2007    June 30, 2013

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                      EFFECTIVE DATE COMMITTED UNTIL
----                                      -------------- ---------------
Invesco European Small Company Fund        July 1, 2007   June 30, 2013
Invesco Global Core Equity Fund            July 1, 2007   June 30, 2013
Invesco International Small Company Fund   July 1, 2007   June 30, 2013
Invesco Small Cap Equity Fund              July 1, 2007   June 30, 2013

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                    EFFECTIVE DATE   COMMITTED UNTIL
----                                   ----------------- ---------------
Invesco Convertible Securities Fund    February 12, 2010  June 30, 2013
Invesco Global Quantitative Core Fund    July 1, 2007     June 30, 2013
Invesco Mid Cap Core Equity Fund         July 1, 2007     June 30, 2013
Invesco Small Cap Growth Fund            July 1, 2007     June 30, 2013
Invesco Van Kampen Leaders Fund        February 12, 2010  June 30, 2013
Invesco Van Kampen U.S. Mortgage Fund  February 12, 2010  June 30, 2013

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                        EFFECTIVE DATE COMMITTED UNTIL
----                                        -------------- ---------------
Invesco Asia Pacific Growth Fund             July 1, 2007   June 30, 2013
Invesco European Growth Fund                 July 1, 2007   June 30, 2013
Invesco Global Growth Fund                   July 1, 2007   June 30, 2013
Invesco Global Opportunities Fund           August 1, 2012  June 30, 2013
Invesco Global Select Companies Fund        August 1, 2012  June 30, 2013
Invesco Global Small & Mid Cap Growth Fund   July 1, 2007   June 30, 2013
Invesco International Growth Fund            July 1, 2007   June 30, 2013
Invesco International Core Equity Fund       July 1, 2007   June 30, 2013

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                               EFFECTIVE DATE   COMMITTED UNTIL
----                                              ----------------- ---------------
Invesco Balanced-Risk Allocation Fund*              May 29, 2009     June 30, 2013
Invesco Balanced-Risk Commodity Strategy Fund**   November 29, 2010  June 30, 2013
Invesco China Fund                                  July 1, 2007     June 30, 2013
Invesco Commodities Strategy Fund***              February 12, 2010  June 30, 2013
Invesco Developing Markets Fund                     July 1, 2007     June 30, 2013
Invesco Emerging Markets Equity Fund                May 11, 2011     June 30, 2013
Invesco Emerging Market Local Currency Debt Fund    June 14, 2010    June 30, 2013
Invesco Endeavor Fund                               July 1, 2007     June 30, 2013
Invesco Global Advantage Fund                     February 12, 2010  June 30, 2013
Invesco Global Health Care Fund                     July 1, 2007     June 30, 2013
Invesco International Total Return Fund             July 1, 2007     June 30, 2013
Invesco Pacific Growth Fund                       February 12, 2010  June 30, 2013
Invesco Premium Income Fund                       December 13, 2011  June 30, 2013
Invesco Small Companies Fund                        July 1, 2007     June 30, 2013

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                     EFFECTIVE DATE   COMMITTED UNTIL
----                                    ----------------- ---------------
Invesco Dynamics Fund                     July 1, 2007     June 30, 2013
Invesco Global Real Estate
Fund                                      July 1, 2007     June 30, 2013
Invesco High Yield Fund                   July 1, 2007     June 30, 2013
Invesco High Yield Securities Fund      February 12, 2010  June 30, 2013
Invesco Limited Maturity Treasury Fund    July 1, 2007     June 30, 2013
Invesco Money Market Fund                 July 1, 2007     June 30, 2013
Invesco Municipal Bond Fund               July 1, 2007     June 30, 2013
Invesco Real Estate Fund                  July 1, 2007     June 30, 2013
Invesco Short Term Bond Fund              July 1, 2007     June 30, 2013
Invesco U.S. Government Fund              July 1, 2007     June 30, 2013
Invesco Van Kampen Corporate Bond Fund  February 12, 2010  June 30, 2013

--------
* Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
** Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
*** Advisory fees to be waived by Invesco for Invesco Commodities Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund II, Ltd. Invests.